The Contrarian Fund-TM-Second-Quarter Report

ROBERTSON STEPHENS MUTUAL FUNDS
The Contrarian Fund-TM-
Second-Quarter Report
June 30, 1997

CONTRARIAN

The Contrarian Fund-TM- SECOND QUARTER REPORT

FUND PHILOSOPHY

The Contrarian Fund-TM- seeks to achieve maximum long-term growth of capital by employing fundamental analysis of business and industry trends. The Fund invests on a global basis in an effort to make timely investments in new discovery ideas or in companies and industries that are neglected, hated or forgotten. When appropriate, the Fund will short sell stocks as a result of its research discipline.


CONTENTS

Fund Highlights  1
Report to Shareholders  2
Fund Performance - Class A Shares  6
Portfolio Summary  7
Fund Performance - Class C Shares  8
Schedule of Investments  9
Schedule of Securities Sold Short  14
Statement of Assets and Liabilities  16
Statement of Operations  17
Statement of Changes in Net Assets  18
Financial Highlights - Class A Shares  19
Financial Highlights - Class C Shares  20
Notes to Financial Statements  21
Administration  28

FUND HIGHLIGHTS

MINING INVESTMENTS
Despite recent volatility in the gold mining industry, we remain positive on the prospects for our growth gold and other natural resource investments.

SHORT POSITION
We have increased the Fund's short position from 22.7% of the portfolio at the end of the first quarter of 1997 to approximately 26-27% currently.

MARKET ENVIRONMENT
We describe The Contrarian Fund-TM- as a global hedge fund, as we continue to "hedge" against a straightforward long investment in the U.S. market.

ACQUISITION
During the quarter, BankAmerica agreed to acquire Robertson Stephens. The deal is subject to regulatory and other approvals, and it is expected to be completed as early as September 30, 1997.

[PHOTO]

FUND MANAGER
Paul H. Stephens
Portfolio Manager
The Contrarian Fund-TM-

DEAR SHAREHOLDER:


For the second quarter and year to date, The Contrarian Fund-TM- (Class A shares) had returns of -6.01% and -4.71%, respectively, and for the period from April 14, 1997 (Commencement of Operations) to June 30, 1997, the Fund's Class C shares had a return of -3.95%, as we felt the effects of difficulties in the mining sector and in our short positions.

MINING INVESTMENTS
The gold mining and exploration companies have suffered recently due to an abrupt decline in the gold price to 12-year lows, near $320 per ounce. This sell-off in gold comes after the Australian central bank announced that over the past six months it had reduced its gold reserves by more than five million ounces. While that selling PER SE was already complete, the announcement put new downward pressure on the gold price as it raised the question of central banks holding gold to support their currencies.

This recent gold price decline follows the sell-off in mining stocks during the first quarter of 1997 after the disclosure of the BRE-X MINERALS fraud. As we have previously stated, our Fund never owned any BRE-X or related companies. However, the entire sector suffered such a wide loss that the mining holdings in the Fund were negatively impacted.

The Fund remains invested in those mining companies that can economically mine and sell gold at prices ranging as low as $250 to $275 per ounce. In the exploration sector, we remain focused on companies exploring quality properties that have a chance of discovering major, low-cost reserves. Recently our chief


"WE STILL BELIEVE THAT NATURAL RESOURCES REPRESENT A VERY STRONG CONTRARIAN
GROUP...."

geologist, Borden Putnam, visited 10 exploration and mine development sites in western Africa, where some of our portfolio companies are building new mines and pursuing world-class discoveries.

We still believe that natural resources, including our long-term growth gold investments, represent a very strong Contrarian group and an attractive one to be invested in over the next five to 10 years. We also believe natural resource companies are great vehicles for participating in emerging market economic growth (for example, our investment in nickel, which is used in stainless steel consumer products). However, we would like to emphasize that we are not a sector fund, and five years from now we could be heavily positioned in biotechnology or pharmaceuticals or semiconductor companies. We are trying to manage our assets intelligently according to our research and the diverse Contrarian opportunities we uncover, and to manage risk by making our long-term investments in unknown or out-of-favor areas.

We will see other short-term events impact stocks and sectors in the future, but our strategy and investment discipline for The Contrarian Fund will remain intact as we pursue LONG-TERM CAPITAL APPRECIATION THROUGH A DISCIPLINED RISK MANAGEMENT METHODOLOGY.

SHORT POSITION
In addition to investing in out-of-favor companies and industries that we believe will appreciate significantly over time, we continue to short stocks of companies that we believe are fundamentally flawed. We are not generally bearish, we simply feel that there are many companies that the market will eventually believe to be less valuable based on business fundamentals. We have increased the Fund's short position from 22.7% of the portfolio at the end of the first quarter of 1997 to approximately 26-27% currently. We have three short sales specialists who spend 100% of their time researching and discovering these opportunities.

MARKET ENVIRONMENT
When we describe the Fund as being diversified away from the U.S. market, some people feel that this means the Fund will go up whenever the U.S. market goes down (and vice versa). Actually, it means that movements in the Fund are not linked, or "correlated," to the market, and therefore it tends to move "independently" of the market, as measured by the S&P 500 Index. Thus, the Fund is different than the S&P 500, but our returns may sometimes be like the S&P 500's. We are looking for just that -- good performance without immersion in the same stocks everyone else is buying and being

MARKET ENVIRONMENT

subjected to general investor sentiment, particularly in a downturn. This is at the heart of being Contrarian, along with other risk management tools such as short selling. We therefore describe The Contrarian Fund as a global hedge fund, as we "hedge" against a straightforward long investment in the U.S. market.

PORTFOLIO
The Contrarian Fund often takes large positions in securities we regard as mispriced or undiscovered. These companies are growing businesses that we purchase at what we believe are value prices, and our expectations are to own these positions for five to ten years or longer. Examples of this methodology are The Contrarian Fund's 11.38% position in ROYAL GROUP TECHNOLOGIES (RYG, U.S. $26 per share), a 7.23% position in INCO-VBN SHARES (NVB, U.S. $18.75 per share), a 5.22% position in DUNDEE BANCORP (DBC.A-TO, C $36 per share), a 3.36% position in INDOCHINA GOLDFIELDS (ING-TO, C $6.50 per share), and a 3.14% position in METROMEDIA INTERNATIONAL GROUP (MMG, U.S. $11.25 per share).

[PHOTO]

INVESTMENT MANAGEMENT

G. RANDY HECHT
President
Robertson Stephens
Investment Trust
randy_hecht@rsco.com


INVESTMENT TEAM

RESEARCH
Rick Barry
Chris Bonomo
Jim Carruthers
Melissa Floren
Sue Gossard
Michael Hoffman
Andy Pilara
Borden Putnam III

RESEARCH (CONTINUED)
Jay Sherwood
M. Hannah Sullivan

SENIOR TRADER
Catherine O'Neill

TRADING
Christopher Beagle
Don Heidary

ADMINISTRATION
Leslie Bauer
Dianny Cabrera

In this quarterly report, we would like to highlight the extraordinary value we see today in the INCO-VBN SHARES. This unique new investment vehicle was created in August 1996 by the DIAMOND FIELDS RESOURCES management team during its acquisition by INCO, LTD. The INCO-VBN SHARES own a 25% share in the cash flow from this fabulous mineral discovery at Labrador's Voisey's Bay (nickel, copper, and cobalt), but also a 25% share in all future discoveries on its properties in both Labrador and Greenland. Therefore, INCO-VBN shareholders participate in the unlimited upside from one of the world's lowest cost base metal discoveries. INCO, LTD. is the market share leader of the global nickel market, and INCO'S future is now anchored by its 75% ownership of Voisey's Bay's future cash flows. INCO, LTD. paid U.S. $3.1 billion for its 75% ownership, and today the INCO-VBN SHARES' 25% is valued in the stock market at U.S. $500 million (25.9 million shares outstanding) and trades on the NYSE at U.S. $18.75 per share. Cash flows are estimated to begin in the fourth quarter of 1999 at approximately U.S. $20 million for the INCO-VBN SHARES and then provide 25 to 40 years of U.S $100 million per year in annuity-like dividend payouts to the INCO-VBN shareholders (assuming forecast nickel prices of U.S. $3.50 per pound).

Contrarian Fund investors currently own 3,276,350 INCO-VBN SHARES, or 12.7% of the total 25.9 million shares outstanding. Fifty percent of these shares were received from the DIAMOND FIELDS acquisition with a U.S. $0.96 per share cost, and 50% were purchased over the last 12 months at a cost of U.S. $21.45 per share. We believe this "growth nickel" vehicle is currently not well understood by the financial community, and to us represents a classic Contrarian Fund long-term investment.

Going forward, please continue to listen to my hotline recordings at 1-800-766-3863 (option 5). Our Web site also has begun to offer recordings of portfolio manager conference calls as they occur. You can retrieve them at www.rsim.com.

If you should have further questions, please call the above 800 number and choose option 2 to speak to a fund representative or E-mail us at funds@rsco.com. We will be happy to respond.


Sincerely,

/s/ Paul H. Stephens

PAUL H. STEPHENS
Portfolio Manager
August 13, 1997

"WE ARE LOOKING FOR...GOOD PERFORMANCE WITHOUT INVESTING IN THE STOCKS
EVERYONE ELSE IS BUYING...."

TO HEAR MY ONGOING THOUGHTS ON THE FUND, CALL OUR
PORTFOLIO MANAGER HOTLINE AT 1-800-766-3863.

FUND PERFORMANCE - CLASS A SHARES

Results of a hypothetical $10,000 investment in The Contrarian Fund-TM-, the S&P 500 Index(1), and the MSCI All Country World Index(2)
IF INVESTED ON JUNE 30, 1993(3)

[GRAPH]



CUMULATIVE TOTAL RETURNS
                                                                           CONTRARIAN             S&P 500    MSCI ALL COUNTRY
FOR THE PERIOD ENDED 6/30/97                                                     FUND               INDEX(1)      WORLD INDEX(2)
--------------------------------------------------------------------------------------------------------------------------------

Since inception (6/30/93)(3)                                                    60.36%             116.81%              63.89%
--------------------------------------------------------------------------------------------------------------------------------



AVERAGE ANNUAL TOTAL RETURNS

                                                                           CONTRARIAN             S&P 500    MSCI ALL COUNTRY
FOR THE PERIODS ENDED 6/30/97                                                    FUND               INDEX(1)      WORLD INDEX(2)
--------------------------------------------------------------------------------------------------------------------------------
One year                                                                       (0.01)%              34.72%              19.78%
Three years                                                                     11.34%              28.83%              14.26%
Since inception (6/30/93)(3)                                                    12.52%              21.33%              13.14%
--------------------------------------------------------------------------------------------------------------------------------


(1) The Standard & Poor's Composite Index of 500 Stocks ("S&P 500 Index") is a widely recognized, unmanaged index of market activity based on the aggregate performance of a selected portfolio of publicly traded stocks. It is widely recognized as representative of the stock market in general. Investment results assume the reinvestment of dividends paid on the stocks comprising the index.

(2) The Morgan Stanley Capital International ("MSCI") All Country World Index is an unmanaged, market capitalization-weighted index composed of companies representative of the market structure of 47 developed and emerging market countries. You cannot invest in an index itself.

(3) Date that the Fund's Class A shares were first offered to the public.

Investors should realize that all performance data presented is based upon past performance during limited periods of time, and that past performance is no guarantee of future performance. Investors should also realize that both investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The correlation of performance between an unmanaged index and this Fund is not usually exact.

International investing can involve greater currency fluctuations and less political and economic stability. Investing in smaller companies can involve more volatility, less liquidity, and less publicly available information. Investing in a more limited number of issuers and sectors can be subject to greater market fluctuation. Short selling is the sale of a borrowed security, and the price of the security can increase between the date the security is sold and the date when the fund must replace it. Options and futures may not be perfectly correlated to the underlying index or security. High-yielding, lower-quality debt securities may be considered to be of lower standing and more speculative.

PORTFOLIO SUMMARY
AS OF JUNE 30, 1997

[CHART]

International Conglomerate   1.0%
Diamond Mining   1.1%
Real Estate 3.3%
Media  4.1%
Financial Services 4.4%
Copper Mining/Base Metals  5.1%
Aluminum 6.8%
Nickel Mining 8.7%
Energy 9.7%
Other/Other Liabilities, Net 0.1%
Short Positions (Net) 32.4%
Gold Mining 11.9%
Construction/Infrastructure  11.4%


TOP TEN HOLDINGS

1.
ROYAL GROUP TECHNOLOGIES, LTD. (10.29%)
An innovative building technology company that consistently has created new products out of extruded vinyl to replace traditional wood and metal products.

2.
INCO, LTD. - VBN SHARES (5.54%)
Owns 25% of the free cash flow from the planned Voisey's Bay nickel-copper-cobalt mine, and a 25% interest in all future discoveries.

3.
DUNDEE BANCORP, INC. (4.23%)
A well-managed natural resource holding company based in Toronto that owns Goodman & Co.

4.
INCO, LTD. (3.16%)
Number-one nickel producer in North America. Also produces copper, platinum, silver, cobalt, sulfuric acid, and liquid sulfur dioxide.

5.
METROMEDIA INTERNATIONAL GROUP, INC. (3.16%)
John Kluge's communications company focused on wireless opportunities in the Former Soviet Union and China.

6.
INDOCHINA GOLDFIELDS, LTD. (2.89%)
Explores for and develops large, low-cost copper and gold deposits, primarily in Myanmar, Indonesia, Kazakstan, South Korea, and Fiji.

7.
KAISER ALUMINUM CORPORATION (2.59%)
Produces alumina and aluminum products for domestic and international markets. A 63%-owned subsidiary of MAXXAM, Inc.

8.
CATELLUS DEVELOPMENT CORPORATION (2.26%)
A major diversified real estate company. Owns, develops, and manages industrial, residential, and commercial properties, primarily in California.

9.
MAXXAM, INC. (2.25%)
A large resource holding company with majority ownership and control of Kaiser Aluminum, Pacific Lumber, and numerous real estate assets.

10.
ALUMAX, INC. (2.00%)
Produces and markets primary aluminum ingot, billet, and slab, and is a major fabricator of value-added aluminum products for the construction, transportation, packaging, and consumer durables industries.

FUND PERFORMANCE - CLASS C SHARES

Results of a hypothetical $10,000 investment in The Contrarian Fund-TM-, the S&P 500 Index(1), and the MSCI All Country World Index(2)
IF INVESTED ON APRIL 14, 1997(3)

[GRAPH]



CUMULATIVE TOTAL RETURNS

                                                               CONTRARIAN         CONTRARIAN       S&P 500      MSCI ALL COUNTRY
FOR THE PERIOD ENDED 6/30/97                                         FUND               FUND(4)      INDEX(1)        WORLD INDEX(2)
-----------------------------------------------------------------------------------------------------------------------------------

Since inception (4/14/97)(3)                                        (2.95)%            (3.95)%       19.42%                17.54%
-----------------------------------------------------------------------------------------------------------------------------------


(1) The Standard & Poor's Composite Index of 500 Stocks ("S&P 500 Index") is a widely recognized, unmanaged index of market activity based on the aggregate performance of a selected portfolio of publicly traded stocks. It is widely recognized as representative of the stock market in general. Investment results assume the reinvestment of dividends paid on the stocks comprising the index.

(2) The Morgan Stanley Capital International ("MSCI") All Country World Index is an unmanaged, market capitalization-weighted index composed of companies representative of the market structure of 47 developed and emerging market countries. You cannot invest in an index itself.

(3) Date that the Fund's Class C shares were first sold to the public.

(4) Reflects the contingent deferred sales charge imposed on redemptions within the first year of purchasing shares.

Investors should realize that all performance data presented is based upon past performance during limited periods of time, and that past performance is no guarantee of future performance. Investors should also realize that both investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The correlation of performance between an unmanaged index and this Fund is not usually exact.

International investing can involve greater currency fluctuations and less political and economic stability. Investing in smaller companies can involve more volatility, less liquidity, and less publicly available information. Investing in a more limited number of issuers and sectors can be subject to greater market fluctuation. Short selling is the sale of a borrowed security, and the price of the security can increase between the date the security is sold and the date when the fund must replace it. Options and futures may not be perfectly correlated to the underlying index or security. High-yielding, lower-quality debt securities may be considered to be of lower standing and more speculative.

SCHEDULE OF INVESTMENTS


JUNE 30, 1997 (UNAUDITED)                                       FOREIGN CURRENCY(7)                SHARES                VALUE
------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS
------------------------------------------------------------------------------------------------------------------------------
ALUMINUM - 6.8%
Alumax, Inc.                                                                                       500,000        $ 18,968,750
Kaiser Aluminum Corporation                                                                      2,000,000          24,500,000
MAXXAM, Inc.                                                                                       455,500          21,323,094
------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    64,791,844
------------------------------------------------------------------------------------------------------------------------------
BASE METALS - 1.0%
Teck Corporation, Class B(1)                                         CAD                           449,500           9,106,313
------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     9,106,313
------------------------------------------------------------------------------------------------------------------------------
CONSTRUCTION/INFRASTRUCTURE - 11.4%
American Buildings Company                                                                         400,000          10,800,000
Royal Group Technologies, Ltd.                                       CAD                         3,634,100          97,460,637
------------------------------------------------------------------------------------------------------------------------------
                                                                                                                   108,260,637
------------------------------------------------------------------------------------------------------------------------------
COPPER/GOLD MINING - 4.1%
Adrian Resources, Ltd.                                               CAD                         1,120,003           1,136,523
Cambior, Inc.(1)                                                     CAD                           874,800           9,954,960
Indochina Goldfields, Ltd., 144A(5)                                  CAD                         1,700,000           8,009,278
Indochina Goldfields, Ltd.                                           CAD                         4,108,440          19,356,258
------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    38,457,019
------------------------------------------------------------------------------------------------------------------------------
DIAMOND MINING - 1.1%
Diamond Fields International Note(2)                                 CAD                         6,687,600           2,181,294
DiamondWorks, Ltd.                                                   CAD                         1,188,400           1,550,481
DiamondWorks, Ltd., 144A(5)                                          CAD                         4,987,500           6,507,087
------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    10,238,862
------------------------------------------------------------------------------------------------------------------------------
ENERGY - 7.4%
Abacan Resource Corporation                                          CAD                         1,052,500           3,356,649
Anderson Exploration, Ltd.                                           CAD                           404,600           5,220,078
Anzoil N.L.                                                          AUD                        59,997,000           2,516,514
Beau Canada Exploration, Ltd.                                        CAD                           740,500           1,663,864
Black Sea Energy, Ltd.                                               CAD                           993,000           2,807,056
Black Sea Energy, Ltd., Restricted(2),(3)                            CAD                         2,564,280           5,397,267
Burlington Resources, Inc.(1)                                                                      100,000           4,412,500
Eurogas Corporation, 144A(5)                                         CAD                         6,254,996           8,523,458
McMoRan Oil & Gas Company                                                                        1,277,420           4,311,292
Nescor Energy, Restricted(2),(3)                                                                   375,000             243,750
Noble Affiliates, Inc.(1)                                                                          125,000           4,835,937
Petro-Canada(1)                                                      CAD                           150,000           2,435,400
Petroleum Securities Australia, Ltd.                                 AUD                           226,000           1,024,108
Petroleum Securities Australia, Ltd., ADR(4)                                                       191,000           4,345,250
Santa Fe Energy Resources, Inc.                                                                    183,500           2,695,156
Tarragon Oil & Gas, Ltd.                                             CAD                           300,000           3,522,633
Union Pacific Resources Group, Inc.(1)                                                             284,100           7,066,987
Vastar Resources, Inc.(1)                                                                          150,000           5,259,375
------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    69,637,274
------------------------------------------------------------------------------------------------------------------------------



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS


JUNE 30, 1997 (UNAUDITED)                                       FOREIGN CURRENCY(7)                SHARES               VALUE
-----------------------------------------------------------------------------------------------------------------------------

ENERGY SERVICES - 2.3%
KN Energy, Inc.(1)                                                                                125,000        $  5,265,625
NGC Corporation(1)                                                                                441,400           6,814,112
Santa Fe International Corporation                                                                 33,700           1,145,800
Sonat, Inc.(1)                                                                                     75,000           3,843,750
USX- Delhi Group(1)                                                                               350,000           4,593,750
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                   21,663,037
-----------------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES - 4.4%
Dundee Bancorp, Inc., Class A                                        CAD                        1,725,500          40,021,744
Peregrine Investment Holdings                                        HKD                          495,000           1,019,097
U.S. Global Investors, Inc., Class A                                                              279,860             585,957
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                   41,626,798
-----------------------------------------------------------------------------------------------------------------------------
GOLD MINING - 11.9%
Bakyrchik Gold PLC                                                   GBP                        2,653,232           3,685,843
Central Fund of Canada, Class A(1)                                                                184,600             784,550
Chase Resources Corporation                                          CAD                          403,950             219,594
Consolidated Mining Corporation, Ltd.                                SAR                      140,686,000          16,750,216
El Callao Mining Corporation                                         CAD                          450,000             388,142
Emperor Mines, Ltd.                                                  AUD                        4,317,979           5,983,208
Etruscan Enterprises Ltd.                                            CAD                        1,581,700           6,764,057
Euro-Nevada Mining Corporation(1)                                    CAD                          100,000           3,080,491
First Dynasty Mines, Ltd.                                            CAD                        2,324,550           2,190,349
First Dynasty Mines, Ltd., Restricted(2),(3)                         CAD                        1,760,000           1,575,473
Franco-Nevada Mining Corporation, Ltd.(1)                            CAD                           80,000           4,015,511
Golden Star Resources, Ltd.                                          CAD                        2,175,600          17,976,907
Guyanor Ressources, S.A., Ltd., Class B                              CAD                          591,800           1,672,903
Harmony Gold Mining Company, Ltd.(1)                                 SAR                           32,200             147,316
Harmony Gold Mining Company, Ltd. ADR (1),(4)                                                     889,000           4,111,625
MK Gold Company                                                                                   739,600           1,155,625
New East Daggafontein Mines, Ltd.                                    SAR                          224,100             494,102
Newmont Mining Corporation (1)                                                                    300,000          11,700,000
Normandy Mining, Ltd.(1)                                             AUD                        6,395,802           7,137,779
Queenstake Resources, Ltd.                                           CAD                        1,001,000           1,472,859
Randgold Resources, Ltd.                                                                          116,666           1,924,989
Randgold Resources, Ltd. GDR(4)                                                                   605,400           9,989,100
Randgold and Exploration Company, Ltd.                               SAR                          664,700           2,931,099
Tombstone Explorations Company, Ltd.                                 CAD                          180,400             215,750
Vengold, Inc.                                                        CAD                        4,756,400           6,550,329
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                  112,917,817
-----------------------------------------------------------------------------------------------------------------------------



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


JUNE 30, 1997 (UNAUDITED)                                       FOREIGN CURRENCY(7)                SHARES               VALUE
-----------------------------------------------------------------------------------------------------------------------------

INDUSTRIAL MINERALS - 0.4%
China Industrial Minerals Company, 144A(2),(3),(5)                                              2,183,334         $ 3,275,001
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                    3,275,001
-----------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL CONGLOMERATE - 1.0%
Cia Vale Do Rio Doce, ADR(1),(4)                                                                  425,000           9,474,695
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                    9,474,695
-----------------------------------------------------------------------------------------------------------------------------
MEDIA - 4.1%
Central European Media Enterprises, Ltd.                                                          351,500           9,139,000
Metromedia International Group, Inc.                                                            2,356,300          29,895,556
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                   39,034,556
-----------------------------------------------------------------------------------------------------------------------------
NICKEL MINING - 8.7%
Inco, Ltd.(1)                                                        CAD                        1,000,000          29,898,779
Inco, Ltd., VBN Shares(1)                                            CAD                        2,564,700          52,515,331
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                   82,414,110
-----------------------------------------------------------------------------------------------------------------------------
REAL ESTATE - 3.3%
Atlantic Gulf Communities Corporation                                                             371,700           2,369,587
Atlantic Gulf Communities Corporation, Restricted(2),(3)                                          266,430           1,358,793
Avatar Holdings, Inc.                                                                             191,900           6,428,550
Catellus Development Corporation                                                                1,180,600          21,398,375
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                   31,555,305
-----------------------------------------------------------------------------------------------------------------------------
TEXTILES - 0.6%
PT Apac Centertex Corporation, Foreign(8)                            IDR                       17,668,000           5,813,055
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                    5,813,055
-----------------------------------------------------------------------------------------------------------------------------
TRANSPORTATION EQUIPMENT/SERVICES - 2.5%
AMERCO, Inc.                                                                                      400,000          12,050,000
China Yuchai International, Ltd.(1)                                                             2,266,625           7,083,203
Pittston Burlington Group (1)                                                                     175,000           4,921,775
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                   24,054,978
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
TOTAL COMMON STOCKS - 71.0% (Cost $554,336,005)                                                                   672,321,301
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS
-----------------------------------------------------------------------------------------------------------------------------
Atlantic Gulf Communities Corporation, Series B(2)                                                150,000           1,482,000
Mesa, Inc., 8.00%, 6/30/08, Series A(1)                                                         1,000,000           6,687,502
-----------------------------------------------------------------------------------------------------------------------------
TOTAL CONVERTIBLE PREFERRED STOCKS - 0.9% (Cost $5,118,558)                                                         8,169,502



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


JUNE 30, 1997 (UNAUDITED)                                       FOREIGN CURRENCY(7)                PAR                  VALUE
-----------------------------------------------------------------------------------------------------------------------------

CONVERTIBLE BONDS
-----------------------------------------------------------------------------------------------------------------------------
Randgold and Exploration Company, Ltd., 7.00%, Due 10/3/01(1)                                   3,250,000         $ 3,201,250
-----------------------------------------------------------------------------------------------------------------------------
TOTAL CONVERTIBLE BONDS - 0.3% (Cost $3,250,000)                                                                    3,201,250

                                                                                                 WARRANTS               VALUE
-----------------------------------------------------------------------------------------------------------------------------
WARRANTS
-----------------------------------------------------------------------------------------------------------------------------
Atlantic Gulf Communities Corporation,
  Warrants, Strike $5.75, Expire 6/23/04(2),(3),(6)                                               300,000             972,303
Diamondworks, LTD., Warrants, Strike
  CAD 2.00, Expire 12/5/972,(6)                                      CAD                        4,987,500           1,180,481
Etruscan Enterprises, LTD.,
  Warrants, Strike CAD 7.50, Expire 4/21/98(2),(6)                   CAD                        1,031,900           1,043,775
First Dynasty Mines, LTD., Warrants,
  Strike CAD 5.00, Expire 9/13/97(2),(3),(6)                         CAD                        1,760,000                   0
PT APAC Centertex Corporation, Warrants,
  Strike IDR 1,000, Expire 7/14/01(6)                                IDR                        2,700,000             194,324
Vengold, Inc., Warrants, Strike $1.30, Expire 6/30/00(2),(6)         CAD                        1,286,000             821,742
-----------------------------------------------------------------------------------------------------------------------------
TOTAL WARRANTS - 0.4% (Cost $2,658,315)                                                                             4,212,625

                                                                                                  OPTIONS               VALUE
-----------------------------------------------------------------------------------------------------------------------------
OPTIONS
-----------------------------------------------------------------------------------------------------------------------------
Harmony Gold Mining Options, Strike 6,000, Expire 7/31/01(6)         SAR                            9,900              13,097
Normandy Mining, Ltd., Options, Strike AUD 2.50, Expire 4/30/01(6)   AUD                        1,673,426             295,801
-----------------------------------------------------------------------------------------------------------------------------
TOTAL OPTIONS - 0.1% (Cost $43,533)                                                                                   308,898

-----------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS - 72.7% (Cost $565,406,411)                                                                     688,213,576
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
CASH AND CASH EQUIVALENTS
-----------------------------------------------------------------------------------------------------------------------------
Cash                                                                                                                        5
South African Rand                                                                                                        392
-----------------------------------------------------------------------------------------------------------------------------
TOTAL CASH AND CASH EQUIVALENTS - 0.0%                                                                                    397



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


JUNE 30, 1997 (UNAUDITED)                                                                                               VALUE
-----------------------------------------------------------------------------------------------------------------------------

DEPOSITS WITH BROKERS AND CUSTODIAN BANK FOR SECURITIES SOLD SHORT
-----------------------------------------------------------------------------------------------------------------------------
Cash                                                                                                             $  2,761,346
Repurchase Agreement
     State Street Bank and Trust Company, 5.50%, dated 6/30/97, due 7/1/97, maturity value $75,384,515 (collateralized by $76,390,000
     par value U.S. Treasury Note, 6.375%, due 4/30/99)                                                            75,373,000
U.S. Treasury Bill, due 7/24/97, $163,500,000 par value                                                           163,000,690
-----------------------------------------------------------------------------------------------------------------------------
TOTAL DEPOSITS WITH BROKERS AND CUSTODIAN BANK FOR SECURITIES SOLD SHORT - 25.5%                                  241,135,036

-----------------------------------------------------------------------------------------------------------------------------
RECEIVABLE FROM BROKERS FOR SECURITIES SOLD SHORT - 38.0%                                                         360,517,244
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
SECURITIES SOLD SHORT - (32.4%) (Proceeds: $281,830,513)                                                         (306,799,945)
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
OTHER LIABILITIES, NET - (3.8%)                                                                                   (35,914,260)
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS - 100.0%                                                                                        $947,152,048
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------


(1) Income-producing security.

(2) Fair-value security. See 1.a. in Notes to Financial Statements.

(3) Restricted security. See 4.d. in Notes to Financial Statements.

(4) ADR - American Depository Receipt; GDR - Global Depository Receipt.

(5) These securities may be resold in transactions exempt from registration under Rule 144A of the Securities Act of 1933, normally to qualified institutional buyers.

(6) See 4.e. in Notes to Financial Statements.

(7) Foreign-denominated security: AUD - Australian Dollar; CAD - Canadian Dollar; GBP - British Pound; HKD - Hong Kong Dollar; IDR - Indonesian Rupiah; SAR - South African Rand.

(8) Shares registered for foreign investors.


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

SCHEDULE OF SECURITIES SOLD SHORT


JUNE 30, 1997 (UNAUDITED)                                                                          SHARES               VALUE
-----------------------------------------------------------------------------------------------------------------------------

AGRICULTURAL SERVICES-3.6%
Delta & Pine Land Company                                                                         944,633         $33,652,563
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                   33,652,563
-----------------------------------------------------------------------------------------------------------------------------
AUTOMOBILE PARTS/EQUIPMENT-0.6%
Exide Corporation                                                                                 239,100           5,245,256
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                    5,245,256
-----------------------------------------------------------------------------------------------------------------------------
COMMERCIAL SERVICES-0.1%
Employee Solutions, Inc.                                                                          245,500           1,365,594
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                    1,365,594
-----------------------------------------------------------------------------------------------------------------------------
COMPUTER HARDWARE/COMPONENTS-1.6%
Komag, Inc.                                                                                       354,500           5,804,937
Quantum Corporation                                                                               251,200           5,102,500
Western Digital Corporation                                                                       139,700           4,418,012
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                   15,325,449
-----------------------------------------------------------------------------------------------------------------------------
COMPUTER SOFTWARE-1.4%
Activision, Inc.                                                                                  157,600           2,265,500
Avant! Corporation                                                                                 51,700           1,670,556
Imnet Systems, Inc.                                                                               308,820           9,592,721
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                   13,528,777
-----------------------------------------------------------------------------------------------------------------------------
CONSUMER/SPECIALTY RETAIL-0.7%
Gymboree Corporation                                                                               69,400           1,665,600
West Marine, Inc.                                                                                 199,800           5,144,850
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                    6,810,450
-----------------------------------------------------------------------------------------------------------------------------
CONSUMER TECHNOLOGY-0.9%
Sensormatic Electronics Corporation                                                               639,600           8,234,850
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                    8,234,850
-----------------------------------------------------------------------------------------------------------------------------
ELECTRONIC COMPONENTS-0.7%
Identix, Inc.                                                                                     261,500           2,892,844
Unitrode Corporation                                                                               63,500           3,198,812
X Rite, Inc.                                                                                       24,700             469,300
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                    6,560,956
-----------------------------------------------------------------------------------------------------------------------------
ELECTRONICS-0.3%
Zenith Electronics Corporation                                                                    257,700           3,044,081
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                    3,044,081
-----------------------------------------------------------------------------------------------------------------------------
ENTERTAINMENT-1.2%
Signature Resorts, Inc.                                                                           112,700           3,895,194
The Walt Disney Company                                                                            93,400           7,495,350
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                   11,390,544
-----------------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES-3.5%
Capital One Financial Corporation                                                                 307,900          11,623,225
Cityscape Financial Corporation                                                                   253,300           5,050,169
Delta Financial Corporation                                                                       374,200           7,156,575
Hambrecht & Quist Group, Inc.                                                                     271,600           8,894,900
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                   32,724,869
-----------------------------------------------------------------------------------------------------------------------------



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


JUNE 30, 1997 (UNAUDITED)                                                                          SHARES               VALUE
-----------------------------------------------------------------------------------------------------------------------------

HEALTH CARE/MEDICAL TECHNOLOGY/HMO-3.4%
Integrated Health Services, Inc.                                                                  187,400         $ 7,214,900
Stryker Corporation                                                                               707,500          24,674,062
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                   31,888,962
-----------------------------------------------------------------------------------------------------------------------------
MACHINERY-GENERAL INDUSTRIAL-0.4%
Zoltek Companies, Inc.                                                                             93,300           3,568,725
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                    3,568,725
-----------------------------------------------------------------------------------------------------------------------------
MEDICAL DEVICES-2.7%
Medtronic, Inc.                                                                                   317,800          25,741,800
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                   25,741,800
-----------------------------------------------------------------------------------------------------------------------------
MEDICAL INSTRUMENTS/DEVICES-0.2%
PerSeptive Biosystems, Inc.                                                                       292,400           1,790,950
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                    1,790,950
-----------------------------------------------------------------------------------------------------------------------------
MEDICAL SERVICES-3.4%
Genesis Health Ventures, Inc.                                                                     394,100          13,300,875
Medaphis Corporation                                                                              118,700           1,194,419
Steris Corporation                                                                                469,500          17,547,562
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                   32,042,856
-----------------------------------------------------------------------------------------------------------------------------
MEDICAL SUPPLIES-2.0%
Biomet, Inc.                                                                                      485,400           9,040,576
Enzo Biochem, Inc.                                                                                379,800           6,005,587
Vivus, Inc.                                                                                       162,200           3,862,387
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                   18,908,550
-----------------------------------------------------------------------------------------------------------------------------
NETWORK SYSTEMS-0.7%
ODS Networks, Inc.                                                                                584,800           6,944,500
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                    6,944,500
-----------------------------------------------------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT-1.0%
Lam Research Corporation                                                                          265,100           9,825,269
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                    9,825,269
-----------------------------------------------------------------------------------------------------------------------------
SEMICONDUCTORS-0.9%
Maxim Integrated Products, Inc.                                                                    49,400           2,809,625
Micron Technology, Inc.                                                                           150,000           5,990,625
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                    8,800,250
-----------------------------------------------------------------------------------------------------------------------------
SPECIALTY WHOLESALE-1.5%
Rexall Sundown, Inc.                                                                              364,900          14,231,100
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                   14,231,100
-----------------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS-1.6%
EchoStar Communications Corporation, Class A                                                       65,300           1,020,313
Intelidata Technologies Corporation                                                               196,100             943,731
Tel-Save Holdings, Inc.                                                                           866,200          13,209,550
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                   15,173,594
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
TOTAL SECURITIES SOLD SHORT-(32.4)% (Proceeds: $281,830,513)                                                     $306,799,945
-----------------------------------------------------------------------------------------------------------------------------



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES



JUNE 30, 1997 (UNAUDITED)
-----------------------------------------------------------------------------------------------------------------------------

ASSETS
-----------------------------------------------------------------------------------------------------------------------------
Investments, at value (Cost: $565,406,411)                                                                    $   688,213,576
Deposits with brokers and custodian bank for securities sold short                                                241,135,036
Cash and cash equivalents                                                                                                 397
Receivable from brokers for securities sold short                                                                 360,517,244
Receivable for investments sold                                                                                    11,737,035
Receivable for fund shares subscribed                                                                               1,206,312
Dividends/interest receivable                                                                                         453,302
-----------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                                                    1,303,262,902

-----------------------------------------------------------------------------------------------------------------------------
LIABILITIES
-----------------------------------------------------------------------------------------------------------------------------
Securities sold short (Proceeds: $281,830,513)                                                                    306,799,945
Payable to custodian bank                                                                                          29,190,950
Payable for investments purchased                                                                                  12,653,901
Payable for fund shares redeemed                                                                                    5,486,218
Payable to adviser                                                                                                  1,165,246
Payable to distributor                                                                                                584,843
Accrued expenses                                                                                                      229,751
-----------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                                                                 356,110,854

-----------------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS                                                                                              $   947,152,048

-----------------------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
-----------------------------------------------------------------------------------------------------------------------------
Paid-in capital                                                                                                   831,141,389
Accumulated undistributed net investment income                                                                       530,237
Accumulated net realized gain from investments                                                                     21,620,978
Accumulated net realized loss from securities sold short                                                           (3,773,951)
Net unrealized appreciation on investments                                                                        117,921,889
Net unrealized depreciation on securities sold short                                                              (20,288,494)

-----------------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS                                                                                              $   947,152,048
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
PRICING OF SHARES:
    Net Asset Value, offering, and redemption price
    per share - Class A Shares                                                                                $         15.79
    (Net assets of $943,378,666 applicable to 59,743,234
    shares of beneficial interest outstanding with no par value)
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, offering, and redemption
    price per share - Class C Shares                                                                          $         15.78
    (Net assets of $3,773,382 applicable to 239,117
    shares of beneficial interest outstanding with no par value)(1)
-----------------------------------------------------------------------------------------------------------------------------


(1) Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS


FOR THE SIX MONTHS ENDED JUNE 30, 1997 (UNAUDITED)
-----------------------------------------------------------------------------------------------------------------------------

INVESTMENT INCOME
-----------------------------------------------------------------------------------------------------------------------------
Interest                                                                                                         $ 11,767,871
Dividends (net of foreign tax withheld of $114,024)                                                                 2,218,386
-----------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                                                            13,986,257

-----------------------------------------------------------------------------------------------------------------------------
EXPENSES
-----------------------------------------------------------------------------------------------------------------------------
Investment advisory fees                                                                                            8,279,025
Distribution fees - Class A Shares                                                                                  4,135,838
Transfer agent fees                                                                                                   365,041
Dividend expense for securities sold short                                                                            225,772
Custodian fees                                                                                                        194,670
Shareholder reports                                                                                                   106,790
Professional fees                                                                                                      61,450
Registration and filing fees                                                                                           47,629
Interest expense                                                                                                       14,176
Trustees' fees and expenses                                                                                            11,041
Insurance                                                                                                               9,688
Distribution fees - Class C Shares                                                                                      3,675
Shareholder servicing fees - Class C Shares                                                                             1,225
-----------------------------------------------------------------------------------------------------------------------------
TOTAL EXPENSES                                                                                                     13,456,020

-----------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                                                 530,237
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
REALIZED GAIN /(LOSS) AND UNREALIZED APPRECIATION/(DEPRECIATION) ON INVESTMENTS AND SECURITIES SOLD SHORT
-----------------------------------------------------------------------------------------------------------------------------
Net realized gain from investments                                                                                   5,983,270
Net realized loss from securities sold short                                                                         (306,785)
Net change in unrealized depreciation on investments                                                              (27,865,079)
Net change in unrealized depreciation on securities sold short                                                    (32,594,827)
-----------------------------------------------------------------------------------------------------------------------------
TOTAL NET REALIZED GAIN/(LOSS) AND UNREALIZED DEPRECIATION
  ON INVESTMENTS AND SECURITIES SOLD SHORT                                                                        (54,783,421)

-----------------------------------------------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                             $(54,253,184)
-----------------------------------------------------------------------------------------------------------------------------



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENT OF CHANGES IN NET ASSETS


                                                                                            FOR THE SIX
                                                                                           MONTHS ENDED               FOR THE
                                                                                          JUNE 30, 1997            YEAR ENDED
                                                                                            (UNAUDITED)     DECEMBER 31, 1996
-----------------------------------------------------------------------------------------------------------------------------

OPERATIONS
-----------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss)                                                             $      530,237      $      (186,383)
Net realized gain from investments                                                            5,983,270            61,594,231
Net realized (loss)/gain from securities sold short                                            (306,785)           9,532,717
Net change in unrealized (depreciation)/appreciation on investments                         (27,865,079)           46,658,624
Net change in unrealized (depreciation)/appreciation on securities sold short               (32,594,827)            6,082,273
-----------------------------------------------------------------------------------------------------------------------------
NET (DECREASE)/INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                             (54,253,184)          123,681,462

-----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
Net investment income - Class A Shares                                                                -                     -
Net investment income - Class C Shares(1)                                                             -                     -
Realized gain on investments - Class A Shares                                                         -           (12,608,730)
Realized gain on investments - Class C Shares(1)                                                      -                     -
-----------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                                                                   -           (12,608,730)

-----------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Net (decrease)/increase in net assets resulting from capital share transactions             (62,032,446)          444,888,205
-----------------------------------------------------------------------------------------------------------------------------
TOTAL CAPITAL SHARE TRANSACTIONS                                                            (62,032,446)          444,888,205

-----------------------------------------------------------------------------------------------------------------------------
TOTAL (DECREASE)/INCREASE IN NET ASSETS                                                    (116,285,630)          555,960,937
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
NET ASSETS
Beginning of period                                                                       1,063,437,678           507,476,741
End of period                                                                            $  947,152,048      $  1,063,437,678
-----------------------------------------------------------------------------------------------------------------------------


(1) Class C shares were first sold on April 14, 1997.


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS - CLASS A SHARES



                                      FOR THE SIX             FOR THE             FOR THE             FOR THE            FOR THE
FOR A SHARE OUTSTANDING              MONTHS ENDED          YEAR ENDED         NINE MONTHS          YEAR ENDED        PERIOD ENDED
THROUGHOUT EACH PERIOD:       6/30/97 (UNAUDITED)            12/31/96      ENDED 12/31/95             3/31/95             3/31/94(1)
----------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD       $16.57              $13.78              $10.70              $12.34               $10.00
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss)                 0.01                0.00               (0.01)              (0.04)               (0.02)
Net realized (loss)/gain and unrealized
    (depreciation)/appreciation on
    investments and securities sold short   (0.79)               2.99                3.09               (1.35)                2.36
----------------------------------------------------------------------------------------------------------------------------------
NET (DECREASE)/INCREASE IN NET ASSETS
    RESULTING FROM OPERATIONS               (0.78)               2.99                3.08               (1.39)                2.34

----------------------------------------------------------------------------------------------------------------------------------
Distributions from net investment income        -                   -                   -                   -                    -
Distributions from realized
    gain on investments                         -               (0.20)                  -               (0.25)                   -

----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD             $15.79              $16.57              $13.78              $10.70               $12.34
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                (4.71)%             21.68%              28.79%             (11.23)%              23.40%
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------------------
Net Assets, end of period (000s)         $943,379          $1,063,438            $507,477            $397,646             $484,951
Ratio of Expenses to Average Net Assets      2.44%               2.46%               2.54%               2.46%(2)             2.22%
Ratio of Net Investment Income/(Loss) to
    Average Net Assets                       0.10%              (0.02)%             (0.20)%             (0.27)%(2)           (0.77)%
Portfolio Turnover Rate                        28%                 44%                 29%                 79%                  14%
Average Commission Rate Paid(3)           $0.0183             $0.0273                   -                   -                    -


(1)  Class A shares were first issued on June 30, 1993.

(2) If the Fund had paid all of its expenses and there had been no reimbursement from the Adviser for the year ended march 31, 1995, total return would have been (11.40)%, the ratio of expenses to average net assets would have been 2.58%, and the ratio of net investment loss to average net assets would have been (0.39)%.

(3) A Fund is required to disclose its average commission rate per share for security trades on which a commission is charged. This amount may vary from fund to fund and period to period depending on the mix of trades executed in various markets where trading practices and commission rate structures may differ. This rate generally does not reflect markups, markdowns or spreads on shares traded on a principle basis, if any.

Ratios, except for total return and portfolio turnover rate, have been annualized.

Per-share data with respect to class a shares has been determined by using the average number of class ashares outstanding throughout the period. distributions reflect actual per-share amounts distributed for the periods.


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS - CLASS C SHARES



                                                                                                                     FOR THE
FOR A SHARE OUTSTANDING                                                                                         PERIOD ENDED
THROUGHOUT EACH PERIOD:                                                                                6/30/97(1) (UNAUDITED)
-----------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                                                                  $16.26
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                                                   0.00
Net realized loss and unrealized depreciation on investments and securities sold short                                 (0.48)
-----------------------------------------------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                                   (0.48)

-----------------------------------------------------------------------------------------------------------------------------
Distributions from net investment income                                                                                 --
Distributions from realized gain on investments                                                                          --
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                                                        $15.78
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                                                                           (2.95)%
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000s)                                                                                      $3,773
Ratio of expenses to average net assets                                                                                 2.69%
Ratio of net investment income to average net assets                                                                    0.16%
Portfolio turnover rate                                                                                                   28%
Average commission rate paid(2)                                                                                      $0.0183


(1)  Class C shares were first sold on April 14, 1997.

(2) A fund is required to disclose its average commission rate per share for security trades on which a commission is charged. This amount may vary from fund to fund and period to period depending on the mix of trades executed in various markets where trading practices and commission rate structures may differ.This rate generally does not reflect markups, markdowns or spreads on shares traded on a principle basis, if any.

Ratios, except for total return and portfolio turnover rate, have been annualized.

Total returns do not include the 1% contingent deferred sales charge.

Per-share data with respect to Class C shares has been determined by using the average number of Class C shares outstanding throughout the period. Distributions reflect actual per-share amounts distributed for the year.


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

The Contrarian Fund-TM- (the "Fund") is a series of the Robertson Stephens Investment Trust (the "Trust"), a Massachusetts business trust organized on May 11, 1987. The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end management investment company. The Fund became effective to offer shares to the public on June 30, 1993. Prior to the public offering, shares were offered in a private placement offering on June 3, 1993, at $10 per share, to sophisticated investors under
Section 4(2) of the Securities Act of 1933. The Trust offers twelve series of shares -- The Robertson Stephens Emerging Growth Fund, The Robertson Stephens Value + Growth Fund, The Contrarian Fund-TM-, The Robertson Stephens Developing Countries Fund, The Robertson Stephens Growth & Income Fund, The Robertson Stephens Partners Fund, The Information Age Fund-TM-, The Robertson Stephens Global Natural Resources Fund, The Robertson Stephens Global Low-Priced Stock Fund, The Robertson Stephens Diversified Growth Fund, The Robertson Stephens MicroCap Growth Fund and The Robertson Stephens Global Value Fund. The assets for each series are segregated and accounted for separately.

The Trustees have authorized the issuance of two classes of Shares of beneficial interest of the Fund, designated as Class A and C, respectively. The shares of each class represent an interest in the same portfolio of investments of the Fund. Expenses of the Fund are borne pro-rata by the holders of each class of shares, except that each class may bear expenses unique to that class (including, but not limited to, distribution expenses applicable to such class). Shares of each class would receive their pro-rata share of the net assets of the Fund, if the Fund was liquidated. In addition, The Board of Trustees declares separate distributions of each class of Shares. Each class votes as a class only with respect to its own distribution plan or other matters for which a class vote is required by law or determined by the Board of Trustees. Class C shares were first sold by the Fund on April 14, 1997. Class C shares are subject to a 1% contingent deferred sales charge if those shares are redeemed within one year of purchase.

NOTE 1   SIGNIFICANT ACCOUNTING POLICIES:

The following policies are in conformity with generally accepted accounting principles.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. INVESTMENT VALUATIONS:

Marketable equity securities are valued at the last sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Short term investments that will mature in 60 days or less are stated at amortized cost, which approximates market value. Foreign securities prices are generally denominated in foreign currencies. The currencies are translated into U.S. dollars by using the exchange rates quoted at the close of The London Stock Exchange prior to when the Fund's net asset value is next determined. At June 30, 1997, 97.2% of the Fund's long positions and 100% of its short positions were valued in this manner.

Securities for which market quotations are not readily available are valued at their fair value as determined in accordance with the guidelines and procedures adopted by the Fund's Board of Trustees. The guidelines and procedures use fundamental valuation methods which include, but are not limited to, the analysis of: the effect of any restrictions on the sale of the security, product development and trends of the security's issuer, changes in the industry and other competing companies, significant changes in the issuer's financial position, and any other event which would have a significant impact on the value of a security. At June 30, 1997, approximately 2.8% of the Fund's long positions were valued using these guidelines and procedures.

As its normal course of business, the Fund has invested a significant portion of its assets in companies concentrated within a number of industries involving base metals, precious metals, and oil/energy. Accordingly, the performance of the Fund may be subject to a greater risk of market fluctuation than that of a fund invested in a wider spectrum of market or industrial sectors.

b. REPURCHASE AGREEMENTS:

Repurchase agreements are fully collateralized by U.S. government securities. All collateral is held by the Fund's custodian and is monitored daily to ensure that the collateral's market value equals at least 100% of the repurchase price under the agreement. However, in the event of default or bankruptcy, realization and/or retention of the collateral may be subject to legal proceedings. The Fund's policy is to limit repurchase agreement transactions to those parties deemed by the Fund's Investment Adviser to have satisfactory creditworthiness.

c. FEDERAL INCOME TAXES:

The Fund intends to comply with requirements of the Internal Revenue Code, qualifying as a regulated investment company. Therefore, the Fund does not expect to be subject to income tax, and no provision for such tax will be made.

d. SECURITIES TRANSACTIONS:

Securities transactions are accounted for on the date securities are purchased, sold, or sold short (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

e. FOREIGN CURRENCY TRANSLATION:

The accounting records of the Fund are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Fund denominated in a foreign currency are translated into U.S. dollars at the exchange rate each day. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rate in effect on the dates of the respective transactions.

The Fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized gain or loss and unrealized appreciation or depreciation from investments and securities sold short.

f. INVESTMENT INCOME:

Dividend income is recorded on the ex-dividend date. Interest income is accrued and recorded daily.

g. DISTRIBUTION TO SHAREHOLDERS:

Dividends to shareholders are recorded on the ex-dividend date.

h. CLASS ALLOCATIONS:

Income, common expenses, and realized and unrealized gains/(losses) are determined at the Fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Transfer agent expenses, distribution/shareholder service fees, and any other class specific expenses, if any, are calculated daily at the class level based on the appropriate daily net assets of each class and the specific expense rate applicable to each class.

i. CAPITAL ACCOUNTS:

Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the portfolio.

NOTE 2    CAPITAL SHARES:

a. TRANSACTIONS:

The Fund has authorized an unlimited number of shares of beneficial interest with no par value divided into two classes designated Class A and Class C. Transactions in capital shares for Class A shares for the six months ended June 30, 1997, and for the year ended December 31, 1996, and for Class C shares for the period from April 14, 1997 (Commencement of Operations) to June 30, 1997, were as follows:

Class A
1/1/97 - 6/30/97                            SHARES                      AMOUNT
-------------------------------------------------------------------------------
Shares sold                             17,705,548               $ 300,361,170
Shares reinvested                               -                            -
-------------------------------------------------------------------------------
                                        17,705,548                 300,361,170

-------------------------------------------------------------------------------
Shares redeemed                        (22,122,480)               (366,259,131)
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Net decrease                            (4,416,932)              $ (65,897,961)
-------------------------------------------------------------------------------


1/1/96 - 12/31/96                           SHARES                      AMOUNT
-------------------------------------------------------------------------------
Shares sold                             59,842,647               $ 974,268,575
Shares reinvested                          718,331                  12,010,500
-------------------------------------------------------------------------------
                                        60,560,978                 986,279,075

-------------------------------------------------------------------------------
Shares redeemed                        (33,218,658)               (541,390,870)
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Net increase                            27,342,320               $ 444,888,205
-------------------------------------------------------------------------------

Class C


4/14/97* - 6/30/97                          SHARES                      AMOUNT
-------------------------------------------------------------------------------
Shares sold                                239,117               $   3,865,515
Shares reinvested                               -                            -
-------------------------------------------------------------------------------
                                           239,117                   3,865,515

-------------------------------------------------------------------------------
Shares redeemed                                  -                           -
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Net increase                               239,117               $   3,865,515
-------------------------------------------------------------------------------

*  Class C shares were first sold on April 14, 1997.


NOTE 3    TRANSACTIONS WITH AFFILIATES:


a.   ADVISORY FEES AND EXPENSE LIMITATION:

Under the terms of an advisory agreement, which is reviewed and approved annually by the Board of Trustees, the Fund pays Robertson Stephens Investment Management, L.P. ("RSIM"), an investment advisory fee calculated at an annual rate of 1.50% of the average daily net assets of the Fund. For the six months ended June 30, 1997, the Fund incurred investment advisory fees of $8,279,025. For the six months ended June 30, 1997, there was no expected reimbursement of the advisory fees and other expenses.

RSIM may recoup waived or reimbursed operating expenses over the succeeding two years, subject to expense limitations then applicable to the Fund. No previous expense waivers or reimbursements of operating expenses were recouped by RSIM from the Fund during the six months ended June 30, 1997.

b.   COMPENSATION OF TRUSTEES AND OFFICERS:

Trustees and officers of the Fund who are affiliated persons receive no compensation from the Fund. Trustees of the Fund who are not interested persons of the Trust, as defined in the 1940 Act, collectively received compensation and reimbursement of expenses of $11,041 for the six months ended June 30, 1997.

c.   DISTRIBUTION FEES:

The Fund has entered into agreements with Robertson, Stephens & Company LLC ("RS & Co.") for distribution services with respect to its Class A and Class C shares and has adopted Plans of Distribution pursuant to Rule 12b-1 under the 1940 Act, where continuance is reviewed annually by the Fund's Board of Trustees. Under these Plans, RS & Co. is compensated for services in such capacity including its expenses in connection with the promotion and distribution of the Fund's Class A and Class C shares. The distribution fees for Class A and Class C shares are calculated at an annual rate of 0.75% based on the average net assets attributable to each class of shares, although the Class C plan contemplates payments at a rate of up to 1% of the average daily net assets of the Fund attributable to Class C Shares. For the six months ended June 30, 1997, for Class A, and for the period from April 14, 1997 (Commencement of Operations) through June 30, 1997, for Class C, the Fund incurred distribution fees of $4,135,838 and $3,675, respectively.

d.   SHAREHOLDER SERVICING FEE:

The Trust has adopted a Shareholder Servicing Plan for the Class C shares of each fund. Under the Plan, each fund pays fees to RS & Co. at an annual rate of up to 0.25% of the Fund's average daily net assets of Class C shares. The Plan contemplates that financial institutions will enter into shareholder service agreements with RS & Co. to provide administrative support services to their customers who are fund shareholders. In return for providing these support services, a financial institution may receive payments from RS & Co. at a rate not exceeding 0.25% of the average daily net assets of the Class C shares of each fund for which the financial institution is the financial institution of record. For the period from April 14, 1997 (Commencement of Operations) to June 30, 1997, the Fund incurred shareholder servicing fees of $1,225.

e.   BROKERAGE COMMISSIONS:

RSIM may direct orders for investment transactions to RS & Co. as broker-dealer, subject to Fund policies as stated in the prospectus, regulatory constraints, and the ability of RS & Co. to provide competitive prices and commission rates. All investment transactions in which RS & Co. acts as a broker may only be executed on an agency basis. Subject to certain constraints, the Fund may make purchases of securities from offerings or underwritings in which RS & Co. has been retained by the issuer. For the six months ended June 30, 1997, the Fund paid brokerage commissions of $16,861 to RS & Co., which represented 1.4% of total commissions paid during this period.

NOTE 4    INVESTMENTS:

a.   TAX BASIS OF INVESTMENTS:

At June 30, 1997, the cost of investments purchased and proceeds of securities sold short for federal income tax purposes was $1,122,736,613. Accumulated net unrealized appreciation on investments and securities sold short, excluding the foreign currency fluctuation associated with other assets and liabilities, was $97,616,846, consisting of gross unrealized appreciation and depreciation of $270,405,558 and $172,788,712, respectively.

b.   INVESTMENT PURCHASES AND SALES:

For the six months ended June 30, 1997, the cost of investments purchased and the proceeds from investments sold (excluding options, securities sold short and short-term investments) were $147,255,560 and $227,556,445, respectively.

c.   SHORT SALES:

Short sales are transactions in which the Fund sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to deliver to the buyer upon the short sale; the Fund then is obligated to replace the security borrowed by purchasing it in the open market at some later date. The Fund will incur a loss if the market price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will typically realize a gain if the security declines in value between those dates. All short sales must be fully collateralized. The Fund maintains the collateral in a segregated account consisting of cash, equities, and/or U.S. government securities sufficient to collateralize its obligation on the short positions. The Fund may also sell short "against the box" (i.e., the Fund enters into a short sale as described above while holding an offsetting long position in the security which is sold short). If the Fund enters into a short sale against the box, it will hold an equivalent amount of the securities to cover its position while the short sale is outstanding. For the six months ended June 30, 1997, the cost of investments purchased to cover short sales and proceeds from investments sold short were $106,146,112 and $252,901,178, respectively.

Included in the "Other liabilities, Net" category in the Schedule of Investments are the following securities sold short where the Fund has purchased the underlying securities to effectively close out the short positions. Included in Receivables from Brokers for Securities Sold Short is $78,686,731 for these short positions. At June 30, 1997, the cost of the associated long positions and the unrealized appreciation of investments and securities sold short are $48,907,618 and $29,779,113, respectively. At June 30, 1997, the Fund chose not to complete the transactions which would have required delivery of the purchased securities to the lender. The Fund does not consider these boxed positions as investments.


SECURITIES                                          SHARES               VALUE
-------------------------------------------------------------------------------
3Com Corporation                                   713,125        $  32,090,625
Avant Corporation                                  507,900           16,411,519
Cyrix Corporation                                  288,700            6,170,962
EchoStar Communications
  Corporation, Class A                              30,400              475,000
Employee Solutions, Inc.                           393,400            2,188,287
HCIA, Inc.                                         105,800            3,544,300
Imp., Inc.                                          30,000               46,875
Intelidata Technologies
  Corporation                                      102,100              491,356
Komag, Inc.                                        137,000            2,243,375
Mastech Corporation                                 29,100            1,376,794
Medic Computer Systems, Inc.                       223,800            4,979,550
Objective Systems Integrators, Inc.                 20,400              175,950
Rexall Sundown, Inc.                                60,800            2,371,200
-------------------------------------------------------------------------------
                                                                  $  74,005,793
-------------------------------------------------------------------------------

d.   RESTRICTED SECURITIES:

A restricted security cannot be resold to the general public without prior registration under the Securities Act of 1933. If the security is subsequently reregistered and resold, the issuers would bear the expense of all registrations at no cost to the Fund. At June 30, 1997, the Fund held restricted securities with an aggregate value of $12,822,587, which represented 1.0% of the Fund's total assets. Restricted securities are valued according to the guidelines and procedures adopted by the Fund's Board of Trustees as outlined in Note 1.a., paragraph 2.


                                SHARES         COST       VALUE   ACQUISITION
SECURITY                          (000)        (000)       (000)         DATE
------------------------------------------------------------------------------
Atlantic Gulf Communities
  Corporation                      266      $ 1,500     $ 1,359       6/24/97
Atlantic Gulf Communities
  Corporation, Warrants            300           18         973       6/24/97
Black Sea Energy, Ltd.           2,564        3,448       5,397        2/5/97
China Industrial
Minerals Company                 2,183        2,838       3,275     4/25/97 -
                                                                      4/30/97
First Dynasty Mines, Ltd.        1,760        3,928       1,575     9/12/96 -
                                                                      1/13/97
First Dynasty Mines, Ltd.,
  Warrants                       1,760        1,031           0       9/13/96
Nescor Energy                      375          125         244     4/18/94 -
                                                                      5/15/94
------------------------------------------------------------------------------
                                           $ 12,888    $ 12,823
------------------------------------------------------------------------------


e.   OPTIONS AND WARRANTS:

Options and warrants normally entitle the holder to purchase a proportionate amount of a particular class of the issuer's securities at a predetermined price during a specific period. Options and warrants for which market quotations were not readily available were priced using the modified Black-Scholes Valuation Formula. The Black-Scholes Valuation Formula values an option or warrant by determining the differential between the exercise price of the option or warrant and the current price of the underlying stock based on a number of factors. These factors include, but are not limited to, current price of the underlying stock, exercise price of the option or warrant, time to expiration, assumed riskless rate of interest, compounded rate of return on the stock, and standard deviation of the return on the stock. This valuation method is subject to frequent review and is in accordance with the guidelines and procedures adopted by the Fund's Board of Trustees.

f.   FOREIGN SECURITIES:

Foreign securities investments involve special risks and considerations not typically associated with those of U.S. origin. These risks include, but are not limited to, revalue of currencies, adverse political, social, and economic developments, and less reliable information about issuers. Moreover, securities of many foreign companies and markets may be less liquid and their prices more volatile than those of U.S. companies and markets.


NOTE 5    MERGER:

On June 8, 1997, BankAmerica Corporation ("BankAmerica") entered into an Agreement and Plan of Merger with Robertson, Stephens & Company Group, L.L.C. and Robertson, Stephens & Company, Inc., pursuant to which each of those entities would be merged into a subsidiary of BankAmerica. Upon the consummation of those mergers (expected to occur as early as September 30, 1997), BankAmerica will become the owner of the entire beneficial interest in RSIM, L.P. and RSIM, Inc.

ADMINISTRATION

OFFICERS AND TRUSTEES
G. Randy Hecht, Trustee
     President, Chief Executive Officer
Leonard B. Auerbach, Trustee
     President and Chairman of
     Auerbach Associates, Inc.
John W. Glynn, Jr., Trustee
     Principal and Chairman of
     Glynn Capital Management
James K. Peterson, Trustee
     Former Director of the
     IBM Retirement Funds
John P. Rohal, Trustee
     Managing Director and Director
     of Research, Robertson, Stephens & Co.
Terry R. Otton
     Chief Financial Officer
Dana K. Welch
     Secretary


INVESTMENT ADVISER
Robertson, Stephens & Company
Investment Management, L.P.
555 California Street, Suite 2600
San Francisco, CA 94104

DISTRIBUTOR
Robertson, Stephens & Company LLC
555 California Street, Suite 2600
San Francisco, CA 94104
1-800-766-3863

TRANSFER AGENT AND DISBURSING AGENT
State Street Bank & Trust Company
c/o National Financial Data Services
Kansas City, MO
1-800-272-6944

CUSTODIAN
State Street Bank & Trust Company
Boston, MA

INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
San Francisco, CA

LEGAL COUNSEL
Ropes & Gray
Boston, MA


This report is submitted for the information of shareholders of The Contrarian Fund-TM-. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Published August 29, 1997

Design: Broom & Broom, Inc., San Francisco

Photography: Jerry Orabona, Bill Zemanek

THE ROBERTSON STEPHENS MUTUAL FUNDS

In addition to THE CONTRARIAN FUND-TM-, Robertson Stephens offers the following mutual funds:

THE DEVELOPING COUNTRIES FUND
A PORTFOLIO OF GROWING COMPANIES IN EMERGING MARKETS - Invests primarily in publicly traded equities of developing countries, as well as in private placement emerging market equity securities. No load. Managed by Michael Hoffman.

THE DIVERSIFIED GROWTH FUND
FOCUSING ON SMALL- AND MID-CAP COMPANIES - Invests primarily in equity securities to create a portfolio broadly diversified over industries and companies. No load. Managed by John Wallace.

THE EMERGING GROWTH FUND
SEEKING TO INVEST IN AMERICA'S MOST DYNAMIC, GROWTH-ORIENTED INDUSTRIES - Invests primarily in common stocks of emerging growth companies (predominantly technology, specialty retailing, and health care) with above-average growth potential. No load. Managed by Jim Callinan.

THE GLOBAL LOW-PRICED STOCK FUND
SEEKING OVERLOOKED AND UNDERVALUED COMPANIES - Invests in companies worldwide that are low-priced (stock prices no greater than $10 per share), have future growth potential, but are underappreciated or overlooked by other investors. No load. Managed by Hannah Sullivan.

THE GLOBAL NATURAL RESOURCES FUND
PRIMARILY FOCUSING ON ATTRACTIVE HARD ASSET COMPANIES - Invests in equities of companies engaged in the discovery, development, production, or distribution of natural resources, such as energy, metals, and forest products. No load. Managed by Andy Pilara.

THE GLOBAL VALUE FUND
APPLYING A CASH FLOW VALUE METHODOLOGY WORLDWIDE - Uses a methodology that combines traditional Graham & Dodd balance sheet analysis and cash flow analysis. No load. Managed by Andy Pilara.

THE GROWTH & INCOME FUND
SEEKING HIGH GROWTH WHILE ATTEMPTING TO MANAGE RISK - Invests primarily in small- and mid-cap company stocks, as well as convertible bonds and preferred stocks. No load. Managed by John Wallace.

THE INFORMATION AGE FUND-TM-
FOCUSING ON INVESTMENTS IN THE INFORMATION TECHNOLOGY SECTOR - Invests in a wide range of technology companies with strong fundamentals, market advantage, and growth potential, including computer hardware and software, telecommunications, and multimedia. No load. Managed by Ron Elijah.

THE MICROCAP GROWTH FUND
FOCUSING ON COMPANIES WITH MARKET CAPS OF LESS THAN $250 MILLION - Invests primarily in "micro-cap" companies with the potential for long-term capital appreciation. No load. Managed by David Evans.

THE PARTNERS FUND
A SMALL-CAP FUND USING A VALUE METHODOLOGY - This methodology combines traditional Graham & Dodd balance sheet analysis and cash flow analysis. No load. Managed by Andy Pilara.

THE VALUE + GROWTH FUND
A GROWTH FUND FOR THE LONG-TERM INVESTOR - Invests primarily in growth companies with favorable price/earnings ratios in sectors with the potential for above-average growth. No load. Managed by Ron Elijah.

Please read the prospectus to learn about the Funds' objectives, investment policies, and the special risks associated with The Robertson Stephens Mutual Funds, including international investing, investing in smaller companies, investing in a more limited number of issuers and sectors or a particular sector, short selling, using options and futures, and investing in high-yielding, lower-quality debt securities.

ROBERTSON STEPHENS & COMPANY

BRINGING THE FUND MANAGER TO YOU

555 California Street, Suite 2600
San Francisco, California 94104


FUND NEWS & INFORMATION

ROBERTSON STEPHENS INVESTOR SERVICES

-  Knowledgeable mutual fund representatives.

-  Automated access to daily net asset values.

-  Portfolio Manager Hotline, 24 hours a day.

1-800-766-3863

ROBERTSON STEPHENS
MUTUAL FUND E-MAIL

FUNDS@RSCO.COM



ROBERTSON STEPHENS
ON THE WEB

HTTP://WWW.RSIM.COM

ROBERTSON STEPHENS
ACCOUNTLINK

-    Automated account information, 24 hours a day.

1-800-624-8025


FUND LISTINGS

The Fund is listed in THE WALL STREET JOURNAL, USA TODAY, INVESTOR'S BUSINESS DAILY, and most local newspapers as Contra under the heading Robertson Stephens. Its computer quotation symbol is RSCOX.


The views expressed in this report were those of the Fund's portfolio manager as of the date specified, and may not reflect the views of the portfolio manager on the date they are first published or at any other time thereafter. RSIM and its affiliates may buy or sell investments at any time for the Fund, their other clients or for their own accounts, and may not necessarily do so in a manner consistent with the views expressed in this report. The prices at which they buy or sell investments may be affected favorably by the contents of this report or the timing of its publication. THE VIEWS EXPRESSED IN THIS REPORT ARE INTENDED TO ASSIST SHAREHOLDERS OF THE FUND IN UNDERSTANDING THEIR INVESTMENT IN THE FUND AND DO NOT CONSTITUTE INVESTMENT ADVICE; INVESTORS SHOULD CONSULT THEIR OWN INVESTMENT PROFESSIONALS AS TO THEIR INDIVIDUAL INVESTMENT PROGRAMS.